UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March, 31

Date of reporting period: September 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

September 30, 2011

Semi-Annual

Repor t

Legg Mason

Western Asset

New Jersey

Municipals

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset New Jersey Municipals Fund

Fund objective

The Fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey State personal income tax* as is consistent with prudent investment management and the preservation of capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset New Jersey Municipals Fund for the six-month reporting period ended September 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

Legg Mason Western Asset New Jersey Municipals Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended September 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first month of the period, there were expectations of an improving economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data, the downgrading of U.S. government securities by Standard & Poor’s (“S&P”) and the European debt crisis resulted in increased investor risk aversion.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The advance estimate for third quarter GDP growth was 2.5%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.4% in the third quarter, versus a modest 0.7% gain in the second quarter.

Turning to the job market, while there was some modest improvement in early 2011 (before the reporting period began), unemployment again moved higher and remained elevated throughout the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months and ended September at 9.1%. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and more than 44% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). However, existing-home sales then declined during five of the next eight months. At the end of September, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus an 8.4 month supply in August. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $165,400 in September 2011, down 3.5% from September 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the manufacturing sector grew twenty-six consecutive months since it began expanding in August 2009. In February 2011 (before the reporting period began), the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI generally moderated during the reporting period, reaching a low of 50.6 in August — the worst reading in two years. Manufacturing activity then modestly increased to 51.6 in September.

Financial market overview

While lower-quality U.S. bonds generated positive results early in the reporting period, these gains were later erased. This setback was triggered by a variety of fac-

IV	Legg Mason Western Asset New Jersey Municipals Fund

Investment commentary (cont’d)

tors, including concerns regarding the global economy, the ongoing European sovereign debt crisis and the S&P downgrade of U.S. Treasuries. Against this backdrop, investors sought refuge in higher-quality securities as their sentiment became generally more negative.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010 (prior to the beginning of the reporting period), the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains on the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Fixed-income market review

The spread sectors (non-Treasuries) began the reporting period on a positive note, as they rallied in April 2011. Risk aversion then increased given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the S&P rating downgrade of U.S. sovereign debt. While the spread sectors generally posted positive results during the six-month reporting period, they tended to underperform equal-durationv Treasuries.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the six months ended September 30, 2011. When the period began, two- and ten-year Treasury yields were 0.80% and 3.47%, respectively. In the beginning of the reporting period, yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation, with two- and ten-year Treasury yields peaking at 0.85% and 3.59%, respectively, in April 2011. Yields then declined during much of the remainder of the period due to disappointing economic data and increased risk aversion. During the height of the flight to quality in September, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their reporting period trough of 1.72%. When the period ended on September 30, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.92%.

The municipal bond market outperformed its taxable bond counterpart over the six months ended September 30, 2011. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 7.85% and 6.20%, respectively. The municipal bond market outperformed the taxable bond market during five of the six months of the period given improving tax revenues, a sharp decline in new issuance, increased demand and low default rates. Additionally, investor sentiment improved as a number

Legg Mason Western Asset New Jersey Municipals Fund	V

of states made progress toward shoring up their financial situation by raising taxes and cutting expenses.

Performance review

For the six months ended September 30, 2011, Class A shares of Legg Mason Western Asset New Jersey Municipals Fund, excluding sales charges, returned 8.67%. The Fund’s unmanaged benchmark, the Barclays Capital New Jersey Municipal Bond Indexviii, returned 8.20% for the same period. The Lipper New Jersey Municipal Debt Funds Category Average1 returned 8.72% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of September 30, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason Western Asset New Jersey Municipals Fund:
Class A	8.67%
Class B2	8.32%
Class C	8.35%
Class I	8.73%
Barclays Capital New Jersey Municipal Bond Index	8.20%
Lipper New Jersey Municipal Debt Funds Category Average	8.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended September 30, 2011 for Class A, Class B, Class C and Class I shares were 4.25%, 3.76%, 3.86% and 4.58%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 4.56%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 31, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.74%, 1.36%, 1.30% and 0.61%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.60% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended September 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 49 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

VI	Legg Mason Western Asset New Jersey Municipals Fund

Investment commentary (cont’d)

The manager is permitted to recapture amounts previously waived or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

October 28, 2011

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital New Jersey Municipal Bond Index is a market value weighted index of New Jersey investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2011 and March 31, 2011 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2011 and held for the six months ended September 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.67%	$1,000.00	$1,086.70	0.73%	$3.81	Class A	5.00%	$1,000.00	$1,021.35	0.73%	$3.69
Class B	8.32	1,000.00	1,083.20	1.38	7.19	Class B	5.00	1,000.00	1,018.10	1.38	6.96
Class C	8.35	1,000.00	1,083.50	1.30	6.77	Class C	5.00	1,000.00	1,018.50	1.30	6.56
Class I	8.73	1,000.00	1,087.30	0.60	3.13	Class I	5.00	1,000.00	1,022.00	0.60	3.03

[1]	For the six months ended September 30, 2011.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — September 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC NJ Muni	— Barclays Capital New Jersey Municipal Bond Index
LMWA NJ Muni	— Legg Mason Western Asset New Jersey Municipals Fund

4	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — September 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC NJ Muni	— Barclays Capital New Jersey Municipal Bond Index
LMWA NJ Muni	— Legg Mason Western Asset New Jersey Municipals Fund

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

September 30, 2011

Legg Mason Western Asset New Jersey Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.9%
Education — 22.5%
New Jersey EDA Revenue, School Facilities Construction	5.500%	12/15/34	$7,500,000	$8,080,200
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	15,000,000	16,331,250
Montclair State University	5.250%	7/1/38	2,000,000	2,088,580
New Jersey City University	5.000%	7/1/35	4,550,000	4,715,483
Richard Stockton College	5.125%	7/1/28	5,000,000	5,298,800
Richard Stockton College	5.375%	7/1/38	8,000,000	8,402,480
Stevens Institute of Technology	5.000%	7/1/27	3,725,000	3,780,391
University of Medicine and Dentistry	7.500%	12/1/32	10,000,000	11,600,700
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	13,000,000	13,556,790	(a)
Rutgers State University Revenue	6.400%	5/1/13	225,000	231,165
Total Education				74,085,839
Health Care — 15.6%
New Jersey EDA:
Harrogate Inc.	5.750%	12/1/16	1,750,000	1,751,033
Harrogate Inc.	5.875%	12/1/26	1,500,000	1,445,265
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/37	3,000,000	3,279,630
Atlanticare Regional Medical Center	5.000%	7/1/17	800,000	889,088
Atlanticare Regional Medical Center	5.000%	7/1/18	1,500,000	1,650,375
Catholic Health East	5.250%	11/15/29	9,000,000	9,403,740
Hackensack University Medical Center	5.250%	1/1/31	3,850,000	4,007,388
Hackensack University Medical Center	5.250%	1/1/36	4,250,000	4,414,390
Robert Wood Johnson University Hospital	4.000%	7/1/22	2,000,000	1,983,000
Robert Wood Johnson University Hospital	5.000%	7/1/31	6,570,000	6,738,980
St. Peter’s University Hospital	6.000%	7/1/26	2,000,000	2,036,680
St. Peter’s University Hospital	6.250%	7/1/35	3,000,000	3,006,150
Virtua Health Inc.	5.750%	7/1/33	10,000,000	10,620,500
Total Health Care				51,226,219
Housing — 2.2%
Essex County Improvement Authority Revenue, NATL, FHA	5.900%	1/1/25	3,120,000	3,120,437
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.750%	11/1/38	3,895,000	4,019,367

See Notes to Financial Statements.

6	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

September 30, 2011

Legg Mason Western Asset New Jersey Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Housing — continued
Virgin Islands HFA, Single-Family Mortgage Revenue, GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.500%	3/1/25	$95,000	$92,089	(a)
Total Housing				7,231,893
Industrial Revenue — 11.9%
Casino Reinvestment Development Authority Revenue, NATL	5.250%	6/1/20	3,390,000	3,490,751
Middlesex County Improvement Authority, Utilities System Revenue, Perth Amboy Franchise Project, AMBAC	5.000%	9/1/29	2,725,000	2,725,000
New Jersey EDA:
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/18	565,000	521,071
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/28	1,250,000	970,038
First Mortgage, Keswick Pines	5.700%	1/1/18	2,885,000	2,721,276
First Mortgage, Keswick Pines	5.750%	1/1/24	2,800,000	2,462,656
Municipal Loan Pool, AGM	5.125%	11/15/14	645,000	647,161
Municipal Loan Pool, AGM	5.400%	11/15/20	1,200,000	1,202,508
New Jersey EDA Revenue, Gloucester Marine	6.500%	1/1/15	1,115,000	1,114,732	(a)
New Jersey EDA, EDR, American Airlines Inc. Project	7.100%	11/1/31	1,000,000	842,660	(a)
New Jersey EDA, Water Facilities Revenue:
New Jersey American Water Co.	4.700%	12/1/25	2,250,000	2,329,470	(a)
New Jersey American Water Co.	5.600%	11/1/34	11,250,000	11,699,550	(a)
New Jersey State EDA Revenue, Refunding	6.875%	1/1/37	2,000,000	1,776,900	(a)
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	7.000%	11/15/30	4,000,000	4,000,320	(a)(b)
Salem County, Pollution Control Financing Authority Revenue, PSEG Power Project	5.750%	4/1/31	2,500,000	2,523,000	(a)
Total Industrial Revenue				39,027,093
Leasing — 5.7%
Atlantic City, COP	8.875%	1/15/13	615,000	660,153
Middlesex County, COP, NATL	5.000%	2/15/19	1,500,000	1,503,225
New Jersey EDA, School Facilities Construction, NATL, FGIC	5.000%	12/15/18	8,000,000	8,875,600
New Jersey State EDA Lease Revenue, Office Building Projects	5.000%	6/15/18	3,500,000	3,839,255
Newark, NJ, Housing Authority, Refunding, Additional Newark Redevelopment Project, NATL	5.250%	1/1/23	2,130,000	2,399,850
University Medicine & Dentistry, NATL	5.000%	9/1/22	1,500,000	1,534,170
Total Leasing				18,812,253

See Notes to Financial Statements.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	7

Legg Mason Western Asset New Jersey Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Local General Obligation — 2.8%
Freehold Township Board of Education, NJ, GO:
NATL	5.000%	7/15/23	$1,375,000	$1,400,836
NATL	5.000%	7/15/24	1,205,000	1,226,425
Refunding	5.000%	7/15/22	2,390,000	2,435,099
Middlesex County Improvement Authority Revenue, Golf Course Projects, County GTD	5.250%	6/1/26	1,700,000	1,819,782
Middlesex County, NJ, Improvement Authority, Lease Revenue, Regional Educational Services Commission, County GTD	5.250%	12/15/33	2,000,000	2,199,440
Total Local General Obligation				9,081,582
Other — 0.6%
New Jersey EDA Revenue:
Department of Human Services, Pooled Financing	5.000%	7/1/22	378,000	383,160
Department of Human Services, Pooled Financing	5.200%	7/1/32	415,000	418,079
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,000,000	1,040,480
Total Other				1,841,719
Power — 4.0%
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	3,500,000	3,364,550	(a)
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	9,000,000	9,707,580
Total Power				13,072,130
Pre-Refunded/Escrowed to Maturity — 3.0%
New Jersey EDA, School Facilities Construction	5.000%	6/15/26	8,000,000	8,630,720	(c)
New Jersey EDA Revenue:
Department of Human Services, Pooled Financing	5.000%	7/1/22	122,000	126,285	(c)
Department of Human Services, Pooled Financing	5.200%	7/1/32	29,000	30,061	(c)
New Jersey Health Care Facilities Financing Authority Revenue, St. Mary Hospital	5.875%	7/1/12	290,000	301,945	(d)
New Jersey State Turnpike Authority Revenue:
C-2005, NATL	6.500%	1/1/16	55,000	67,497	(d)
IBC, NATL	6.500%	1/1/16	780,000	874,193	(d)
Total Pre-Refunded/Escrowed to Maturity				10,030,701
Solid Waste/Resource Recovery — 0.4%
Atlantic County COP, Authority Solid Waste Revenue	7.125%	3/1/16	1,350,000	1,355,144
Special Tax Obligation — 5.2%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	5,000,000	5,346,700
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	4,000,000	4,192,760

See Notes to Financial Statements.

8	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

September 30, 2011

Legg Mason Western Asset New Jersey Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Special Tax Obligation — continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	$6,000,000	$6,509,280
Virgin Islands Public Finance Authority Revenue, Senior Lien, Capital Projects	5.000%	10/1/39	1,000,000	946,730
Total Special Tax Obligation				16,995,470
Transportation — 21.5%
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	2,000,000	2,113,180
New Jersey State Transportation Trust Fund Authority:
Transportation System	5.250%	12/15/23	2,000,000	2,306,180
Transportation System	5.875%	12/15/38	11,000,000	12,197,900
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	5,000,000	5,221,750
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	12,000,000	12,740,280
New Jersey State Turnpike Authority Revenue, Refunding	5.250%	1/1/28	6,300,000	7,282,674
New Jersey State Turnpike Authority, Turnpike Revenue, C-2005, NATL	6.500%	1/1/16	165,000	193,778
Port Authority of New York & New Jersey	5.000%	1/15/41	1,000,000	1,076,810
Port Authority of New York & New Jersey, Consolidated 132nd Series	5.000%	9/1/26	5,000,000	5,253,850
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	13,000,000	13,461,500	(e)
South Jersey Port Corp. Revenue	5.000%	1/1/20	2,300,000	2,363,365
South Jersey Transportation Authority, Transportation System Revenue, AMBAC	5.125%	11/1/22	6,385,000	6,392,662
Total Transportation				70,603,929
Water & Sewer — 2.5%
Kearny, NJ, Municipal Utilities Authority Revenue, NATL, FGIC	7.300%	11/15/18	990,000	1,107,424
New Jersey EDA, Water Facilities Revenue, American Water Co. Inc., NATL, FGIC	5.375%	5/1/32	2,000,000	2,001,360	(a)
North Hudson Sewer Authority Revenue:
NATL, FGIC	5.250%	8/1/18	3,000,000	3,069,090
NATL, FGIC	5.250%	8/1/19	2,000,000	2,043,420
Total Water & Sewer				8,221,294
Total Investments before Short-Term Investments (Cost — $304,590,558)				321,585,266
Short-Term Investments — 0.8%
Education — 0.2%
Rutgers State University, NJ, SPA-Landesbank Hessen-Thuringen	0.110%	5/1/18	580,000	580,000	(f)(g)

See Notes to Financial Statements.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	9

Legg Mason Western Asset New Jersey Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 0.6%
New Jersey EDA Revenue, The Cooper Health Systems Project, LOC-TD Bank N.A.	0.110%	11/1/38	$500,000	$500,000	(f)(g)
New Jersey Health Care Facilities Financing Authority Revenue, Robert Wood Johnson University, LOC-Wells Fargo Bank N.A.	0.100%	7/1/29	1,355,000	1,355,000	(f)(g)
Total Health Care				1,855,000
Transportation — 0.0%
New Jersey State Turnpike Authority Revenue, AGM, SPA-Dexia Credit Local	1.800%	1/1/24	100,000	100,000	(f)(g)
Total Short-Term Investments (Cost — $2,535,000)				2,535,000
Total Investments — 98.7% (Cost — $307,125,558#)				324,120,266
Other Assets in Excess of Liabilities — 1.3%				4,263,463
Total Net Assets — 100.0%				$328,383,729

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
COP	— Certificates of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds

See Notes to Financial Statements.

10	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

September 30, 2011

Legg Mason Western Asset New Jersey Municipals Fund

Ratings Table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	3.9%
AA/Aa	18.1
A	57.2
BBB/Baa	13.3
BB/Ba	1.0
B/B	1.2
CCC/Caa	0.3
A-1/VMIG 1	0.8
NR	4.2
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See pages 11 through 14 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	11

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard	& Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

12	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Long-term security ratings (unaudited) (cont’d)

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	13
B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

14	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Short-term security ratings (unaudited) (cont’d)

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

September 30, 2011

Assets:
Investments, at value (Cost — $307,125,558)	$324,120,266
Cash	60,585
Interest receivable	4,690,303
Receivable for Fund shares sold	599,304
Prepaid expenses	22,984
Total Assets	329,493,442

Liabilities:
Payable for Fund shares repurchased	630,598
Investment management fee payable	133,638
Distributions payable	127,645
Service and/or distribution fees payable	69,757
Payable to broker — variation margin on open futures contracts	64,281
Trustees’ fees payable	3,064
Accrued expenses	80,730
Total Liabilities	1,109,713
Total Net Assets	$328,383,729

Net Assets:
Par value (Note 7)	$255
Paid-in capital in excess of par value	322,271,669
Undistributed net investment income	228,131
Accumulated net realized loss on investments	(11,407,985)
Net unrealized appreciation on investments and futures contracts	17,291,659
Total Net Assets	$328,383,729

Shares Outstanding:
Class A	18,426,974
Class B	567,074
Class C	5,024,719
Class I	1,444,191

Net Asset Value:
Class A (and redemption price)	$12.89
Class B*	$12.89
Class C*	$12.90
Class I (and redemption price)	$12.91
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.46

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended September 30, 2011

Investment Income:
Interest	$8,433,916

Expenses:
Investment management fee (Note 2)	806,198
Service and/or distribution fees (Notes 2 and 5)	420,790
Transfer agent fees (Note 5)	55,314
Legal fees	20,667
Audit and tax	16,815
Fund accounting fees	15,611
Registration fees	13,537
Trustees’ fees	4,695
Insurance	4,469
Shareholder reports	3,528
Custody fees	1,303
Miscellaneous expenses	2,290
Total Expenses	1,365,217
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,064)
Net Expenses	1,364,153
Net Investment Income	7,069,763

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From Investment Transactions	419,550
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	18,867,387
Futures contracts	296,951
Change in Net Unrealized Appreciation (Depreciation)	19,164,338
Net Gain on Investments and Futures Contracts	19,583,888
Increase in Net Assets from Operations	$26,653,651

See Notes to Financial Statements.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended September 30, 2011 (unaudited) and the Year Ended March 31, 2011	September 30	March 31

Operations:
Net investment income	$7,069,763	$14,505,042
Net realized gain (loss)	419,550	(2,087,078)
Change in net unrealized appreciation (depreciation)	19,164,338	(15,049,198)
Proceeds from settlement of a regulatory matter	—	101,026	†
Increase (Decrease) in Net Assets From Operations	26,653,651	(2,530,208)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,054,641)	(14,577,830)
Decrease in Net Assets From Distributions to Shareholders	(7,054,641)	(14,577,830)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	26,382,956	80,008,312
Reinvestment of distributions	6,237,932	12,741,383
Cost of shares repurchased	(38,156,003)	(93,722,995)
Decrease in Net Assets From Fund Share Transactions	(5,535,115)	(973,300)
Increase (Decrease) in Net Assets	14,063,895	(18,081,338)

Net Assets:
Beginning of period	314,319,834	332,401,172
End of period*	$328,383,729	$314,319,834
* Includes undistributed net investment income of:	$228,131	$213,009

†	The Fund received $60,743, $31,256, $9,020 and $7 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

18	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2011	2010	2009	2008	2007[3]

Net asset value, beginning of period	$12.13	$12.74	$11.81	$12.40	$12.64	$12.47

Income (loss) from operations:
Net investment income	0.28	0.55	0.56	0.55	0.53	0.55
Net realized and unrealized gain (loss)	0.76	(0.60)	0.93	(0.59)	(0.24)	0.17
Total income (loss) from operations	1.04	(0.05)	1.49	(0.04)	0.29	0.72

Less distributions from:
Net investment income	(0.28)	(0.56)	(0.56)	(0.55)	(0.53)	(0.55)
Total distributions	(0.28)	(0.56)	(0.56)	(0.55)	(0.53)	(0.55)

Net asset value, end of period	$12.89	$12.13	$12.74	$11.81	$12.40	$12.64
Total return[4]	8.67%	(0.51)%	12.77%	(0.30)%	2.35%	5.88%

Net assets, end of period (millions)	$238	$233	$251	$218	$207	$189

Ratios to average net assets:
Gross expenses	0.73%[5]	0.73%	0.73%	0.71%	0.75%	0.75%[6]
Net expenses[7]	0.73 [5]	0.73	0.73	0.71	0.75	0.74 [6,8]
Net investment income	4.51 [5]	4.38	4.47	4.58	4.25	4.37

Portfolio turnover rate	3%	15%	18%	20%	15%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2011 (unaudited).

[3]	For a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.74% and 0.73%, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class B Shares[1]	2011[2]	2011	2010	2009	2008	2007[3]

Net asset value, beginning of period	$12.13	$12.74	$11.81	$12.40	$12.64	$12.48

Income (loss) from operations:
Net investment income	0.24	0.47	0.48	0.48	0.46	0.48
Net realized and unrealized gain (loss)	0.76	(0.61)	0.93	(0.59)	(0.24)	0.16
Proceeds from settlement of a regulatory matter	—	0.04	—	—	—	—
Total income (loss) from operations	1.00	(0.10)	1.41	(0.11)	0.22	0.64

Less distributions from:
Net investment income	(0.24)	(0.51)	(0.48)	(0.48)	(0.46)	(0.48)
Total distributions	(0.24)	(0.51)	(0.48)	(0.48)	(0.46)	(0.48)

Net asset value, end of period	$12.89	$12.13	$12.74	$11.81	$12.40	$12.64
Total return[4]	8.32%	(0.84)%[5]	12.07%	(0.87)%	1.77%	5.23%

Net assets, end of period (millions)	$7	$8	$11	$12	$13	$18

Ratios to average net assets:
Gross expenses	1.38%[6]	1.36%	1.36%	1.28%	1.32%	1.29%[7]
Net expenses[8]	1.38 [6]	1.36	1.36	1.28	1.32	1.28 [7,9]
Net investment income	3.85 [6]	3.73	3.85	4.00	3.68	3.85

Portfolio turnover rate	3%	15%	18%	20%	15%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2011 (unaudited).

[3]	For a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (1.17)%. Class B received $31,256 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.28% and 1.27%, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2011	2010	2009	2008	2007[3]

Net asset value, beginning of period	$12.14	$12.74	$11.81	$12.40	$12.64	$12.48

Income (loss) from operations:
Net investment income	0.25	0.48	0.48	0.48	0.46	0.48
Net realized and unrealized gain (loss)	0.76	(0.60)	0.93	(0.59)	(0.24)	0.16
Total income (loss) from operations	1.01	(0.12)	1.41	(0.11)	0.22	0.64

Less distributions from:
Net investment income	(0.25)	(0.48)	(0.48)	(0.48)	(0.46)	(0.48)
Total distributions	(0.25)	(0.48)	(0.48)	(0.48)	(0.46)	(0.48)

Net asset value, end of period	$12.90	$12.14	$12.74	$11.81	$12.40	$12.64
Total return[4]	8.35%	(1.01)%	12.13%	(0.87)%	1.78%	5.21%

Net assets, end of period (millions)	$65	$61	$60	$38	$28	$22

Ratios to average net assets:
Gross expenses	1.30%[5]	1.30%	1.31%	1.27%	1.31%	1.31%[6]
Net expenses[7]	1.30 [5]	1.30	1.31	1.27	1.31	1.30 [6,8]
Net investment income	3.93 [5]	3.80	3.88	4.02	3.68	3.81

Portfolio turnover rate	3%	15%	18%	20%	15%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2011 (unaudited).

[3]	For a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.30% and 1.29%, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2011	2010	2009	2008[3]

Net asset value, beginning of period	$12.15	$12.75	$11.82	$12.41	$12.62

Income (loss) from operations:
Net investment income	0.29	0.57	0.57	0.57	0.26
Net realized and unrealized gain (loss)	0.76	(0.60)	0.93	(0.59)	(0.21)
Total income (loss) from operations	1.05	(0.03)	1.50	(0.02)	0.05

Less distributions from:
Net investment income	(0.29)	(0.57)	(0.57)	(0.57)	(0.26)
Total distributions	(0.29)	(0.57)	(0.57)	(0.57)	(0.26)

Net asset value, end of period	$12.91	$12.15	$12.75	$11.82	$12.41
Total return[4]	8.73%	(0.32)%	12.92%	(0.12)%	0.40%

Net assets, end of period (000s)	$18,641	$12,381	$10,193	$5,213	$727

Ratios to average net assets:
Gross expenses	0.61%[5]	0.61%	0.66%	0.53%	0.54%[5]
Net expenses[6]	0.60 [5,7,8]	0.60 [7,8]	0.60 [7,8]	0.53	0.54 [5]
Net investment income	4.62 [5]	4.52	4.61	4.86	4.28 [5]

Portfolio turnover rate	3%	15%	18%	20%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2011 (unaudited).

[3]	For the period October 4, 2007 (inception date) to March 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset New Jersey Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement prices established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	23

and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$321,585,266	—	$321,585,266
Short-term investments†	—	2,535,000	—	2,535,000
Total investments	—	$324,120,266	—	$324,120,266
Other financial instruments:
Futures contracts	$296,951	—	—	296,951
Total	$296,951	$324,120,266	—	$324,417,217

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain trans-

24	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

actions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(d) Fund concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New Jersey.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	25

intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s uncertain tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the period ended September 30, 2011, fees waived and/or expenses reimbursed amounted to $1,064.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

26	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares, but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the six months ended September 30, 2011, LMIS and its affiliates received sales charges of approximately $17,000 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	—	$4,000	$1,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of September 30, 2011, the Fund had accrued $1,209 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$7,932,130
Sales	15,348,435

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	27

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,510,192
Gross unrealized depreciation	(1,515,484)
Net unrealized appreciation	$16,994,708

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	121	12/11	$17,554,576	$17,257,625	$296,951

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2011.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$296,951

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended September 30, 2011. The table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$296,951

During six months ended September 30, 2011, the volume of derivative activity for Fund was as follows:

Average Market Value
Futures contracts (to sell)	$2,465,375

28	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended September, 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$177,143	$28,438
Class B	24,318	6,543
Class C	219,329	15,381
Class I	—	4,952
Total	$420,790	$55,314

For the six months ended September 30, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$1,064
Total	$1,064

6. Distributions to shareholders by class

	Six Months Ended September 30, 2011	Year Ended March 31, 2011
Net Investment Income:
Class A	$5,309,903	$11,105,796
Class B	143,774	380,860
Class C	1,228,463	2,464,442
Class I	372,501	626,732
Total	$7,054,641	$14,577,830

7. Shares of beneficial interest

At September 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	29

Transactions in shares of each class were as follows:

	Six Months Ended September 30, 2011		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,249,100	$15,652,803	4,283,395	$54,336,835
Shares issued on reinvestment	391,488	4,928,438	801,211	10,120,982
Shares repurchased	(2,425,080)	(30,440,317)	(5,608,219)	(70,280,022)
Net decrease	(784,492)	$(9,859,076)	(523,613)	$(5,822,205)

Class B
Shares sold	9,174	$114,414	114,782	$1,462,436
Shares issued on reinvestment	9,254	116,424	25,468	322,722
Shares repurchased	(83,148)	(1,040,466)	(337,043)	(4,286,699)
Net decrease	(64,720)	$(809,628)	(196,793)	$(2,501,541)

Class C
Shares sold	301,526	$3,806,582	1,219,740	$15,566,274
Shares issued on reinvestment	74,379	937,051	148,299	1,872,735
Shares repurchased	(393,449)	(4,932,804)	(1,051,163)	(13,093,146)
Net increase (decrease)	(17,544)	$(189,171)	316,876	$4,345,863

Class I
Shares sold	542,645	$6,809,157	679,267	$8,642,767
Shares issued on reinvestment	20,278	256,019	33,620	424,944
Shares repurchased	(138,152)	(1,742,416)	(492,644)	(6,063,128)
Net increase	424,771	$5,322,760	220,243	$3,004,583

8. Capital loss carryforward

As of March 31, 2011, the Fund had a net capital loss carryforward of approximately $11,924,629, of which $712,492 expires in 2012, $7,311,093 expires in 2013, $253,246 expires in 2014, $1,491,242 expires in 2018 and $2,156,556 expires in 2019. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC

30	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report	31

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss

32	Legg Mason Western Asset New Jersey Municipals Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending March 31, 2012.

Legg Mason Western Asset

New Jersey Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset New Jersey Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset New Jersey Municipals Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset New Jersey Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0450 11/11 SR11-1502

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	November 28, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	November 28, 2011